Acquisition Review July 19, 2005

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, the ability to implement and achieve our objectives in the long-range plan, including achieving our debt-reduction targets; our ability to successfully execute, manage and integrate acquisitions; uncertainties associated with exploration and production activities; the successful close of our financing transactions, including the issuance of equity; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

Transaction Overview Acquiring Medicine Bow Energy Corporation for $814 million in cash effective July 1, 2005 Medicine Bow is a privately-held company 356 Bcfe net proved reserves ($2.29/Mcfe RAC) 68% PDP ($93 million to develop) 65% natural gas Significant Rockies and East Texas presence Significant development upside Expected third quarter close

MBEC Attributes Why Medicine Bow? Increase reserve life and production stability Reduce risk profile Acquire properties that complement existing core operating areas Diversify commodity mix Unlock value of NOL Increase free cash flow generation Current R/P of 10.2 years High quality, multi-year inventory of projects Bolsters positions in East Texas and Rockies oil; add Mid-Continent and San Juan properties Increases EP's proved oil reserves by 21 MMBbls or 25%1 (including FSOG attributed reserves) Accelerated use of approximately $100 MM of NOLs Cash flow expected to exceed capex by more than $100 MM2 El Paso Objectives 1Based on 12/31/04 estimate 2See slide 20 for more detail

Corporate Structure 130 Bcfe proved 27 MMcfe/d current production 226 Bcfe proved (net to MBEC) 68 MMcfe/d current production net to MBEC interest 100% 38.6% Note: Throughout this presentation MBEC's reserves and volumes will reflect its 38.6% net interest in Four Star Oil & Gas Medicine Bow Energy Corporation (MBEC) Four Star Oil & Gas Company *Reserves and volumes not consolidated

Proved Reserves Mid Content Permian East Texas Rocky Mountain 21 6 21 52 Mid Continent (21%) Permian (6%) E. Texas/ Gulf Coast (21%) Rocky Mountain (52%) 356 Bcfe 68% PDP 27% undeveloped 5% DNP

MBEC Reserve Summary Total Company Net Production (MMcfe/d): 95 Proved reserves (Bcfe): 356 COLORADO TEXAS LOUISIANA ARKANSAS MISSISSIPPI ALABAMA NORTH DAKOTA MONTANA SOUTH DAKOTA NEBRASKA KANSAS NEW MEXICO WYOMING OKLAHOMA Permian Net Production (MMcfe/d): 4 Proved reserves (Bcfe): 21 Rocky Mountains Net Production (MMcfe/d): 48 Proved reserves (Bcfe): 186 Mid Continent Net Production (MMcfe/d): 17 Proved reserves (Bcfe): 73 East Texas/Gulf Coast Net Production (MMcfe/d): 26 Proved reserves (Bcfe): 76 El Paso MBOC FSOG *May 2005 Production volumes

West Verden Hay Reservoir Hugoton Kaye Teapot Unit Ming's Chapel House Creek Complex MBEC Total Proved 7 11 16 26 34 36 130 Probable 5 2 4 0 6 18 25 MBEC Asset Distribution 81% of reserves in core EP areas 130 36 34 26 16 11 7 300 operated wells 128,000 net acres High working interest 13 year R/P Rockies Mid Continent East Texas Bcfe Proved

House Creek Complex Sussex production from 3 units: Average 72% WI Net 640 BOE/D Continued development and waterflood upside Parkman production in early stage of development Average 64% WI Net 420 BOE/D Future potential for 320-acre horizontal development Campbell Co., Wyoming

Ming's Chapel/Haynesville Cotton Valley Production 9.4 MMcfe/d net 60% working interest 26 producing wells Exploration with seismic followed by development 12 potential project areas 1 exploration well currently drilling Upshur Co., Texas

Four Star Asset Distribution GOM Permian Hatter's Pond Hugoton San Juan Total Proved 2 21 40 50 113 226 Probable 0 0 0 4 20 25 72% of reserves in long life onshore areas 226 239,000 net acres High working interest 9.2 year R/P 113 50 40 21 2 Rockies Mid Continent Gulf Coast Permian Gulf of Mexico Bcfe Proved

San Juan Basin Production from Fruitland Coal, Pictured Cliffs, Mesaverde and Dakota formations 377 operated and approx. 2,700 non-operated wells Net production 38 MMcfe/d Shallow decline Significant development opportunities

Hugoton Field Production from Chase, Morrow, and Cherokee formations 9.3 MMcfe/d net production Low drilling activity Capital focused on recompletions and deepening

Operational Update

East Texas Acquisition Update Drilling activity 11 wells drilled and completed-100% success rate 3-rig development program IP's and EUR's consistent with expectations Reduced drilling and completion days-Plan to drill 40 wells in 2005 vs. 33 in acquisition evaluation Production and operating expenses Current net production right on July target of 26.4 MMcfe/d Opportunity to accelerate recompletion effort O&M costs lower than expected-$0.24/Mcfe (vs. $0.38/Mcfe)

East Texas: Minden Field 11 CMS wells to date in 2005 2005 Program focused on best PVR opportunities; lease expirations, and offset drainage Q2 CMS Wells 2005 Remaining Q3 Activity to date 2006 Wells Landon-9 IP 1.9 MM/D FCP 2425# Crim-4 IP 1.6 MM/D FCP 2300# Wilkins-4 IP 1.9 MM/D FCP 2350#

Impact: Production by Region 2Q 2004 3Q 2004 4Q 2004 1Q 2005 2Q 2005 2Q 2005 Pro Forma International 0 38 58 59 50 50 TGC 307 262 253 228 222 222 GOM 274 238 225 232 218 218 Onshore 223 238 239 247 294 294 MBOC 30 Four Star 67 804 776 775 766 784 881 Onshore increases to 391 International Onshore TGC MBOC Offshore Four Star *Will be reported as equity volumes

Current Operations Onshore continues to provide solid growth GOM stable; apparent discovery at WC62 Texas Gulf Coast taking necessary steps Drilling program generating good returns More details on August 9 conference call

Financial Review

Selected Historical and Projected Financial Data: MBEC MBEC Production (Bcfe) FSOG Production (Bcfe) Revenues Operating expense DD&A Operating income Equity earnings (FSOG) EBIT CFFO Capex Projected 2006 $ Millions 14 22 $ 125 23 39 63 35 * $ 98 $ 182 $ 62 *Cash distributions from FSOG-$80 MM

Hedging Strategy Implementing price risk management to protect acquisition economics but preserve upside potential Hedge 90% proved volumes for remainder 2005 through 2008 (evaluating 2009 potential) Swaps to lock in 2005 & 2006 (+$8.00/MMBtu gas and +-$59.00/Bbl oil) Collars to preserve upside in 2007 & 2008 (floors $6.00-$7.00/MMBtu and $55.00/Bbl) Mark-to-market treatment for hedges-Potential for hedge accounting treatment for MBEC properties after close Increased floor price on 120 Bcf of 2006 existing production Replaced $6.00 puts with $7.00 puts $30 million cost (raised revenue floor by $120 million)

Financing Plan Acquisition at El Paso Production Holding Company (EPPH) $314 MM from cash on hand $500 MM from a 5-year revolving credit facility Secured by certain reserves of EPPH LIBOR + 188 bps (if fully drawn) El Paso Corporation intends to issue equity within next 12 months Up to full purchase price Intend to pay off $500 MM revolving credit facility

Acquisition Summary Based on proved reserves, current forward curve, and 100% equity financing, Medicine Bow acquisition is expected to: Be earnings neutral in 2006 and beyond Generate more than $100 MM of annual free cash flow* Enhance El Paso's balance sheet and credit profile Probable and possible reserves and pricing offer: Additional earnings and cash flow upside Further credit enhancement Acquisition accelerates El Paso turnaround *See slide 20 for more detail

Acquisition Review July 19, 2005